UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36756	47-0961620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5321 Corporate Blvd.
Baton Rouge, Louisiana 70808
(Address of Principal Executive Offices) (Zip Code)

(225) 926-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 12, 2024, the Compensation Committee of Lamar Advertising Company (the “Company”) approved certain changes to the compensation of the Company’s named executive officers, as further detailed below.

Base Salary

The following changes shall be effective April 1, 2024:

•	The annual base salary of Sean E. Reilly, Chief Executive Officer & President, shall increase from $700,000 to $900,000.

•	The annual base salary of Jay L. Johnson, EVP, Chief Financial Officer & Treasurer, shall increase from $600,000 to $700,000.

The annual base salary of Kevin P. Reilly, Jr., the Company’s Executive Chairman, remains unchanged.

Incentive Cash Bonus

The target incentive cash bonus amounts, which will be paid upon certification of the Compensation Committee based on the Company’s achievement of certain annual financial performance goals, shall be as follows:

•	The target cash bonus amount for Sean E. Reilly shall be 100% of his annual base salary.

•	The target cash bonus amount for Jay L. Johnson shall be 85% of his annual base salary.

The target cash bonus amount for Kevin P. Reilly, Jr. remains unchanged.

Consistent with the previously disclosed design of the Company’s cash incentive program, each of the executives shall be eligible to achieve up to 200% of the target amount.

Incentive Equity Awards

On March 12, 2024, Lamar Advertising Limited Partnership (the “OP”), a subsidiary of the Company issued (i) 26,400 LTIP Units to Kevin P. Reilly, Jr., (ii) 60,000 LTIP Units to Sean E. Reilly and (iii) 33,600 LTIP Units to Jay L. Johnson (collectively, the “Issued LTIP Units”).

The Issued LTIP Units are:

(i)	issued pursuant to the Company’s 1996 Equity Incentive Plan (as amended from time to time the “Plan”), and subject to the terms of the Partnership Agreement of the OP and the award agreement;

(ii)	subject to vesting criteria and forfeiture (in whole or in part) based on the Company’s achievement of certain financial performance goals and the discretion of the Compensation Committee;

(iii)	the maximum number of LTIP Units that may be earned by each of the executives and represents achievement of financial performance goals at 120% of target.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2024	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer & Treasurer